UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [X]  Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Sec. 240.14a-12

                             Tri-Valley Corporation
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


  ---------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

     ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

     ------------------------------------------------------------------------

     (5)  Total fee paid:

     ------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

     ------------------------------------------------------------------------

     (3)  Filing Party:

     ------------------------------------------------------------------------

     (4)  Date Filed:

     ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TRI-VALLEY CORPORATION
                       5555 BUSINESS PARK SOUTH, SUITE 200
                          BAKERSFIELD, CALIFORNIA 93309
--------------------------------------------------------------------------------

MEETING  TO  BE  HELD:
----------------------

DATE:     MONDAY,  OCTOBER  25,  2004
TIME:     10:00  A.M.  (P.D.T.)
PLACE:    THE  EMBASSY  SUITES  HOTEL  -  SAN  FRANCISCO/BURLINGAME
          150  ANZA  BLVD.
          BURLINGAME,  CALIFORNIA  94010

MATTERS  TO  BE  VOTED  ON:
---------------------------

1.   Electing  six  directors  to  serve  for  the  ensuing  year;

2. Transacting such other business as may properly come before the meeting and any adjournment thereof.


WHO  MAY  ATTEND  AND  VOTE  AT  THE  MEETING:
----------------------------------------------

Shareholders of record at the close of business on September 3, 2004, and valid proxy holders may attend and vote at the meeting. If your shares are registered in the name of a brokerage firm or trustee and you plan to attend the meeting, please obtain from the firm or trustee a letter or other evidence of your beneficial ownership of those shares to facilitate your admittance to the meeting.


THIS  MEETING  NOTICE  AND  PROXY  STATEMENT  WAS  FIRST SENT TO SHAREHOLDERS OF
--------------------------------------------------------------------------------
TRI-VALLEY  CORPORATION  ON  OR  ABOUT  SEPTEMBER  10,  2004.
-------------------------------------------------------------


                                       By  Order  of  the  Board  of  Directors,


                                       ____________________________________
                                       F.  Lynn  Blystone
                                       President  and  Chief  Executive  Officer

                                 PROXY STATEMENT
                                 ---------------


TO THE SHAREHOLDERS OF TRI-VALLEY CORPORATION:


               GENERAL INFORMATION ABOUT THE SHAREHOLDERS' MEETING
               ---------------------------------------------------

The only items of business which management intends to present at the meeting are listed in the Notice of Annual Meeting of Shareholders. This Proxy
Statement  provides  details  about  the  meeting.

The enclosed proxy material relating to Tri-Valley Corporation from our board of directors is sent to you as the direct or beneficial owner of our common stock, with our sincere request that you give those materials your prompt and thorough consideration. Your vote at the annual meeting is important to the Company.

The Board of Directors of Tri-Valley Corporation hereby solicits your proxy (on the enclosed proxy form) for use at our Annual Meeting of Shareholders to be held October 25, 2004, at 10:00 A.M. (local time) in the Mendocino Room of the Embassy Suites Hotel-San Francisco Airport/Burlingame, 150 Anza Blvd., Burlingame, California 94010.

By returning your signed proxy, you authorize management to vote your shares as you indicate on these items of business and to vote your shares in accordance with management's best judgment in response to proposals initiated by others at the meeting.

Our administrative office is located at 5555 Business Park South, Bakersfield, California 93309. The approximate date on which this Proxy Statement and proxy will first be sent to the shareholders is September 10, 2004. The costs of this proxy notification will be paid by the company and are estimated to be approximately $7,000. A professional proxy solicitor has not been engaged.

IF YOU ARE UNABLE TO ATTEND THIS MEETING, WE REQUEST THAT YOU RETURN THE ENCLOSED PROXY FORM, PROPERLY EXECUTED, IN ORDER THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING.

CHANGING OR REVOKING YOUR PROXY VOTE

You may revoke your signed proxy at any time before it is exercised at the annual meeting. You may do this by advising our secretary in writing of your desire to revoke your proxy, or by submitting a duly executed proxy bearing a later date. We will honor the proxy card with the latest date. You may also revoke your proxy by attending the annual meeting and indicating that you wish to vote in person.

WHO MAY VOTE

As of July 31, 2004, 20,568,127 shares of our common stock were outstanding. Each share is entitled to one vote per director in the election of directors and one vote in all other matters to be voted upon at the meeting. SHAREHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS AT 5:00 P.M. ON FRIDAY, SEPTEMBER 10, 2004, ARE THE ONLY PERSONS ENTITLED TO VOTE AT THIS MEETING.

VOTING IN PERSON

Although we encourage you to complete and return your proxy to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

HOW YOUR VOTES ARE COUNTED

We will hold the annual meeting if holders of not less than one-half the outstanding shares are present either in person or by proxy. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the matters listed on the proxy card.

The vote of a majority of the shares present at the meeting, in person or by proxy, is necessary to elect directors.

ABSTAINING IS THE SAME AS VOTING "NO"

If you mark "Abstain" with respect to any proposal on your proxy, your shares will be counted in the number of votes cast. HOWEVER, A VOTE TO "ABSTAIN" HAS THE SAME EFFECT AS VOTING NO. MANAGEMENT REQUESTS THAT YOU VOTE EITHER "FOR" OR "AGAINST" ON EACH PROPOSAL TO COME BEFORE THE MEETING. If a broker or other nominee holding shares for a beneficial owner does not vote on a proposal, the shares will not be counted in the number of votes cast.

A ''broker non-vote'' occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have authority to vote on that proposal and has not received voting instructions from you. ''Broker non-votes'' are not counted as votes against the proposal in question or as abstentions, nor are they counted to determine the number of votes present for the particular proposal.


                                ITEMS OF BUSINESS
                                -----------------

--------------------------------------------------------------------------------
PROPOSAL 1:     ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

The Board of Directors consists of six (6) members. Each director serves for a term of one (1) year. All six (6) director positions are up for election at the meeting.

VOTING

The six nominees receiving the highest number of votes will be elected. Proxies solicited by the board of directors will be voted in favor of each nominee unless shareholders specify otherwise in their proxies. Should any of the nominees become unavailable at the time of the meeting to accept nomination or election as a director, the proxy holders named in the enclosed proxy will vote for substitute nominees at their discretion. Votes withheld for a nominee will not be counted.

CUMULATIVE VOTING

Although we are incorporated in Delaware, we currently maintain our business offices and principal oil and gas operations in California. Accordingly, shareholders are entitled, under California corporation law, to cumulative voting rights in the election of directors. This means that a shareholder may multiply the shares held by the total number of directors to be elected (six) and vote all of such shares for any one director. Prior to the meeting and vote on directors, any shareholder wishing to exercise cumulative voting rights must give the company written notice of exercise of cumulative voting rights. Discretionary authority to cumulate votes in the exercise of proxies is hereby solicited by management.

NOMINEES FOR THE BOARD OF DIRECTORS

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING SIX NOMINEES FOR DIRECTOR.

EACH DIRECTOR MUST BE ELECTED BY A MAJORITY VOTE OF THE SHARES REPRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

The following pages describe the nominees for director, including their principal occupations for the past five years, certain other directorships, age, length of service as a Tri-Valley director, membership on the audit committee, attendance at board and committee meetings, and ownership of our stock. Each nominee has agreed to be named in this proxy statement and to serve as a director if elected. The ages listed are as of July 31, 2004.

                                             Common Stock    Percent
Name and Position with             Director  Beneficially   of Class
Company                       Age   Since      Owned(1)        (2)
----------------------------  ---  --------  -------------  ---------
F. Lynn Blystone, President,   68    1974      1,304,103       6.1%
  CEO and Director
Dennis Lockhart, Director      57    1982        342,091       1.6%
Milton Carlson, Director       74    1985        349,000       1.7%
Loren Miller, Director         59    1992        315,300       1.5%
C. Chase Hoffman, Director     81    2000        257,500       1.2%
Harold J. Noyes, Director      56    2002        110,000       0.5%
All Directors as a Group                       2,709,655      12.7%

(1) Includes shares which the listed shareholder has the right to acquire, from options, within 60 days after December 31, 2003, as follows: F. Lynn Blystone 868,600; Dennis P. Lockhart 270,000; Milton J. Carlson 268,000; Loren J. Miller 270,000; C. Chase Hoffman 200,000; and Harold J. Noyes 100,000.

Under SEC rules, we calculate the percentage ownership of each person who owns exercisable options by adding (1) the number of exercisable options for that person to (2) the number of total shares outstanding, and dividing that result into (3) the total number of shares and exercisable options owned by that person.

(2) Based on total outstanding shares of 20,568,127 as of July 31, 2004. The persons named herein have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.



NOMINEE  PROFILES

F. Lynn Blystone    President  and  Chief  Executive  Officer  of  Tri-Valley
                    Corporation  and  Tri-Valley  Power  Corporation, and CEO of
                    Tri-Valley Oil & Gas Company, which are two wholly owned subsidiaries of Tri-Valley Corporation, Bakersfield,
                    California


Mr. Blystone became president and chief executive officer of Tri-Valley Corporation in October 1981, and was nominally vice president from July to October 1981. His background includes institution management, venture capital and various management functions for a mainline pipeline contractor including the Trans-Alaska Pipeline Project. He has founded, run and sold companies in several fields including Learjet charter, commercial construction, municipal finance and land development. He is also president of a family corporation, Bandera Land Company, Inc., with real estate interests in Orange County, California. A graduate of Whittier College, California, he did graduate work at George Williams College, Illinois in organization management. He gives full time to Tri-Valley.


Dennis P. Lockhart    Professor, Georgetown University, Washington D.C.

Mr. Lockhart is a professor at Georgetown University. He was previously Managing Partner of Zephyr Management L.P., an international private equity investment fund sponsor/manager headquartered in New York. He remains a partner in this firm. He is also (non-executive) Chairman of the Small Enterprise Assistance Funds (SEAF),a not-for-profit operator of emerging markets venture capital funds focused on the small and mid-sized company sector. He is a director of CapitalSource Inc. (NYSE) and SMELoan Asia/Maveo Systems (private, Hong Kong based). In 2002 and 2003 he was an Adjunct Professor at the Johns Hopkins University School of Advanced International Studies. From 1988 to 2001, he was President of Heller International Group Inc., a non-bank corporate and commercial finance company operating in 20 countries, and a director of the group's parent, Heller Financial Inc. From 1971 to 1988 he held a variety of international and domestic positions at Citibank/Citicorp (now Citigroup) including assignments in Lebanon, Saudi Arabia, Greece, Iran and the bank's
Latin American group in New York. In 1999, he was Chairman of the Advisory Committee of the U.S. Export Import Bank. He is a graduate of Stanford University and The John Hopkins University School of Advanced International Studies. He also attended the Senior Executive Program at the Sloan School of Management, Massachusetts Institute of Technology.

Milton  J.  Carlson    Investor,  Kalispell,  Montana

Since 1989, Mr. Carlson has been a principal in Earthsong Corporation, which, in part, consults on environmental matters and performs environmental audits for government agencies and public and private concerns. Mr. Carlson attended the University of Colorado at Boulder and the University of Denver.


Loren  J.  Miller,  CPA    Treasurer  and  CFO,  Jankovich  Company, San Pedro,
                           California

Mr. Miller has served in a treasury and other senior financial capacities at the Jankovich Company since 1994. Prior to that he served successively as vice president and chief financial officer of Hershey Oil Corporation from 1987 to 1990 and Mock Resources from 1991 to 1992. Prior to that he was vice president and general manager of Tosco Production Finance Corporation from 1975 to 1986 and was a senior auditor the accounting firm of Touche Ross & Company from 1968 to 1973. He is experienced in exploration, production, product trading, refining and distribution as well as corporate finance. He holds a B.S. in accounting and a M.B.A. in finance from the University of Southern California. He is chairman of the Tri-Valley Corporation Audit Committee.


C.  Chase  Hoffman    Owner,  Hoffman  Farms  Tulare,  California

Since 1965 Mr. Hoffman has owned and operated a milk cow dairy and farmed 4,000 acres of land. Additionally, he has been a commercial and residential land developer in California and Hawaii since 1978. From 1973 to 1978 he was a senior vice president and general manager for Knudsen for the State of California. Mr. Hoffman also sits as a director for three companies whose shares are listed on the Canadian Venture Exchange: Seine River Resources, Inc., Vancouver, British Columbia, with California gold operations and Guatemala oil properties; International Powerhouse Energy Corporation, a British Columbia, Canada, hydroelectric project; and Sea Breeze Energy, a British Columbia wind energy company. He is a graduate of Stanford University with a degree in Economics and Business Administration from Graduate School of Business. He is chairman of the Tri-Valley Corporation Board Personnel and Compensation Committee.


Harold  J.  Noyes    Consutant  to  U.S.  Department  of  Energy  for  Alaska

Since August 2000, he has been president of H.J. Noyes and Associates, Inc., a firm that provides consulting and business development services to the minerals industry. Dr. Noyes is currently a senior program manager with Pacific Northwest National Laboratory under contract with the DOE. He served October 2001 through October 2002 as vice president, marketing and business development for Blake Street Investments, Inc., a money management and investment advisory firm. From 1997 to 2000 he was president of North Star Exploration, Inc. He was manager, resource development for Doyon Limited from 1983 to 1997. Dr. Noyes graduated from the University of Minnesota Magna Cum Laude in geology and took his Ph.D. in geology and geochemistry at the Massachusetts Institute of Technology. Later he earned a Masters in Business Administration at the University of Chicago.


BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

During 2003, the board of directors held 5 meetings. All directors attended 100% of the meetings.

Compensation Committee


Members:   C.  Chase  Hoffman  (Chair)
-------    Harold  J.  Noyes


Meetings  held  to  review  personnel  and  compensation  -  one.

Audit Committee - The Corporation has had independent director review of its financial reports since 1981.

Purpose:  The  audit  committee provides an open avenue of communication between
-------
          our independent auditor, the company officers and the board of directors. The committee operates under a charter that sets forth the committee's tasks. The chief duties of the committee are:

          -    Assure  the  independence  and  objectivity of the auditing firm.
          - Review and coordinate the auditing responsibilities with the auditor and chief financial officer.
          -    Review  the  adequacy  of  internal  accounting  controls.
          - Inquire about significant risks and about management's actions to minimize risks.
          - Review significant audit findings and any difficulties encountered in conducting the audit.

Members:    Loren  J.  Miller,  CPA  (Chair)
-------
            Dennis  P.  Lockhart
            Milton  J.  Carlson

          The committee charter requires the audit committee to be comprised of at least three members, who must be independent members of our board of directors. The qualifications of members and standards for determining who is an "independent" director conform to the standards set forth in the Nasdaq Stock Market's rules for companies quoted on Nasdaq. All audit committee members must be able to read and understand fundamental financial statements or to become able to do so shortly after joining the committee. At least one member must have previous employment in accounting or finance, certification in accounting or comparable experience. Our current audit committee members meet these requirements. Mr. Miller is a certified public accountant.

Number  of  Meetings  Held  in  2003:  Four
------------------------------------

          Our board of directors appointed and organized the committee at the board meeting immediately following the 2000 shareholders' meeting in September 2000. The committee charter now requires the committee to meet at least four times a year and to meet periodically separately with the auditor, chief financial officer and management.

Attendance:
----------

          All Audit Committee members participated in all committee meetings held in 2003.

Audit  Committee  Report:
------------------------

          The audit committee has reviewed and discussed the audited financial statements with management as well as our independent public accountants. The audit committee has received from the independent accountants a formal written statement regarding the auditors' independence and has discussed with the independent accountant matters relating to their independence. The audit committee members have satisfied themselves as to the auditors' independence. The audit committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, matters related to the audit of our financial statements.

          The audit committee has recommended to the board of directors that the audited financial statements be included in the company's Annual Report on Form 10-K for 2003 for filing with the Securities and
                      ----------
          Exchange  Commission.


COMPENSATION  OF  DIRECTORS

We compensate non-employee directors for their service on the board of directors. The following tables sets forth information regarding the cash compensation paid to outside directors in 2003.

                  (a)                 (b)

                 Name                Fees
                 ----                ----

          Harold J. Noyes           $ 2,400
          Milton Carlson            $ 2,400
          Dennis P. Lockhart        $ 2,400
          Loren J. Miller           $ 2,400
          C. Chase Hoffman          $ 2,400

EXECUTIVE  COMPENSATION

The  following  table  summarizes  the  compensation  of  the president, F. Lynn
Blystone,  for  the  fiscal  years  ended  December  31,  2003,  2002, and 2001.

                                                                Long Term
                                                              Compensation
                                  Annual Compensation            Awards
                              ---------------------------  -------------------
     (a)              (b)         (c)           (d)                (e)
                     Period                    Other           Securities
     Name           Covered     Salary      Compensation   Underlying Options
------------------  --------  -----------  --------------  -------------------

F. Lynn Blystone,     2003     $99,000        $50,000
  CEO                 2002     $99,000        $50,000
                      2001     $99,000        $16,250            300,000

No Options Were Granted in 2003

In 2003 we awarded 50,000 restricted stock shares to five outside directors and 15,000 restricted stock shares to three officers. We did not grant any stock options to our officers or outside directors.

Aggregated  2003  Option  Exercises  and  Year-End  Values

The following table summarizes the number and value of all unexercised stock options held by the Named Officer and the Directors at the end of 2003.

  ( a )                  (b)              (c)                  (d)                          (e)
                                                       Number of Securities      Value of Unexercised In-
                                                      Underlying Unexercised      The-Money Options/SARs
                                                    Options/SARs at FY-End (#)        at FY-End ($)*
                   Shares Acquired       Value
Name               On Exercise (#)   Realized ($)   Exercisable/Unexercisable    Exercisable/Unexercisable
----                                                --------------------------  ---------------------------

F. Lynn Blystone             11,900  $      41,970                   874,600/0  $               2,765,440/0


*Based on a fair market value of $4.40 per share, which was the closing bid price of our common stock on the American Stock Exchange on December 31, 2003.

Compensation  Committee  Report

Mr. Blystone's compensation is paid pursuant to the provisions of his employment contract, which had a primary period ending in December 2002 and which is extendable for three consecutive annual periods through December 2005. The base salary amount is $99,000 per year plus 5,000 shares of our common stock at the end of each year of service. Mr. Blystone is also entitled to a bonus (not to exceed $25,000) equal to 10% of net operating cash flow before taxes, including interest income and excluding debt service. Mr. Blystone is also entitled to a bonus of 4% of the company's annual net after-tax income. The total of the bonuses from cash flow and net income may not exceed $50,000 per year.

Because of the relatively small size of the staff of Tri-Valley, which permits the board and compensation committee to evaluate the performance of Mr. Blystone and the remaining officers in detail, the compensation committee has not adopted quantitative performance measures to review performance, award bonuses and adjust compensation, other than those contained in Mr. Blystone's employment contract and noted in the preceding paragraph. Based on the performance of Tri-Valley in 2003, the board awarded Mr. Blystone the maximum $50,000 bonus that is permitted under his contract. In making this award, the board and compensation committee considered not only Mr. Blystone's performance during 2003 but also his continued dedication to the company over the past several years.

The employment agreement also provides a severance payment to Mr. Blystone if he is terminated within 12 months after a sale of control of Tri-Valley. The severance payment equals $150,000. In addition, Mr. Blystone is entitled to a bonus equal to 10% of net operating cash flow before taxes, including interest income and excluding debt service, plus 4% of the company's annual net after-tax income, up to a maximum of $50,000 (with the maximum amount pro-rated over the period for which the payment is made). For purposes of the severance provision, a sale of control is deemed to be the sale of ownership of 30% of our outstanding stock or the acquisition by one person of enough stock to appoint a majority of the board of directors of the company.

C. Chase Hoffman, Chair,          &                  Harold J. Noyes,
Tri-Valley Corporation Compensation Committee

Performance Graph
-----------------

The following stock price performance graph is included in accordance with the SEC's executive compensation disclosure rules and is intended to allow stockholders to review our executive compensation policies in light of corresponding stockholder returns, expressed in terms of the appreciation of our common stock relative to two broad-based stock performance indices. The information is included for historical comparative purposes only and should not be considered indicative of future stock performance. The graph compares the yearly percentage change in the cumulative total stockholder return on our common stock with the cumulative total return of Royale Energy, Inc., Parallel Petroleum Corporation and Equity Oil Company from December 31, 1999 through December 31, 2003.

Total returns assume $100 invested on December 31, 1999 in shares of Tri-Valley Corporation, Royale Energy Inc., Parallel Petroleum Corporation, and Equity Oil Company, assuming reinvestment of dividends for each measurement period.

Total Return Analysis
                          12/31/1999   12/31/2000   12/31/2001   12/31/2002   12/31/2003

Tri-Valley Corp           $    100.00  $    108.00  $    106.67  $     93.33  $    293.33
Royale Energy, Inc.       $    100.00  $    289.20  $    292.61  $    267.05  $    697.16
Parallel Petroleum Corp.  $    100.00  $    255.44  $    188.17  $    162.13  $    257.40
Equity Oil Co.            $    100.00  $    312.50  $    160.71  $    178.57  $    350.89


AUDIT FEES

The aggregate fees billed or expected to be billed by Brown Armstrong for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31,

2003, and for the reviews of the financial statements included in our quarterly reports on Form 10-Q for that fiscal year are $45,509. A representative of Brown Armstrong Accountancy Corporation will attend the annual meeting to answer questions.

ALL OTHER FEES

The aggregate fees billed by Brown Armstrong during 2003 for professional services other than the audit fees described above are $23,070. These services included tax preparation and services relating to SEC reporting requirements, in addition to the audit work.

--------------------------------------------------------------------------------
PROPOSAL 2:     OTHER MATTERS
--------------------------------------------------------------------------------


At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than those items previously discussed. The proxy being solicited by the board of directors provides authority for the proxy holder, F. Lynn Blystone, to use his discretion to vote on such other matters as may lawfully come before the meeting, including matters incidental to the conduct of the meeting, and any adjournment thereof.


                                OTHER INFORMATION
                                -----------------


OUTSIDE AUDITORS

Under new rules promulgated under the Sarbanes-Oxley Act of 2002, shareholders no longer ratify the selection of our outside auditing firm, which is now selected by the Audit Committee of the Board of Directors.

ANNUAL REPORT

Our Annual Report on Form 10-K for the year ended December 31, 2003, which contains our audited financial statements dated December 31, 2003 and 2002, was mailed previously to shareholders.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING REQUIREMENT

Section 16(a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission regulations require our directors, certain officers, and greater than 10 percent shareholders to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of all such reports they file. Based solely upon a review of the copies of the forms furnished to us, or written representations from certain reporting persons that no reports were required, we believe that no person failed to file required reports on a timely basis during or in respect of 2003.

WHERE TO OBTAIN ADDITIONAL INFORMATION

You may obtain, free of charge, a copy of our Annual Report or Form 10-K for the year ended December 31, 2003 (including the financial statements and schedules thereto) filed with the Securities and Exchange Commission by writing to Tri-Valley's Secretary at 5555 Business Park South, Suite 200, Bakersfield, California 93309; telephone 661-864-0500.

We file annual, quarterly and period reports, proxy statements and other information with the Securities and Exchange Commission using the SEC's EDGAR system. You can find our SEC filings on the SEC's web site, www.sec.gov. You
                                                               ------------
may read and copy any materials that we file with the SEC at its Public Reference Room at 450 5th Street, N.W., Washington, D.C. 20549. Our common stock is traded under the symbol "TRIL." We use the calendar year as our fiscal year.

PROPOSALS BY SHAREHOLDERS - 2005

Any proposal by a shareholder to be submitted for inclusion in proxy soliciting material for the 2005 annual shareholders meeting must be received by our corporate secretary no later than December 31, 2004.

OTHER MATTERS

No proposals have been received from shareholders for inclusion in the proxy statement or action at the 2004 annual meeting. We do not know of any matter to be acted upon at the meeting other than the matters above described. However, if any other matter should properly come before the meeting, the proxy holders named in the enclosed proxy will vote the shares for which they hold proxies in their discretion.

Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope.

Date:  September  10,  2004            By  Order  of  the  Board of Directors,



                                       ______________________________
                                       F.  Lynn  Blystone
                                       President  and  Chief  Executive  Officer

                             TRI-VALLEY CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                       SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints F. Lynn Blystone and Loren Miller as Proxies with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Tri-Valley Corporation held on record by the undersigned on September 3, 2004, at the Annual Meeting of Shareholders to be held in the Embassy Suites Hotel - San Francisco Airport/Burlingame, 150 Anza Blvd., Burlingame, California 94010, on October 25, 2004, at 10:00 A.M. (P.D.T.).

1. ELECTION OF DIRECTORS or any adjournment thereof. FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW).

     (To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     F. L. Blystone          M. J. Carlson          D. P. Lockhart
     L. J. Miller          C. C. Hoffman          H.J. Noyes

2. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

          For                Against               Abstain
     ----               ----                  ----

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 - 3.

Please sign and date this Proxy. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., please indicate your full title. Proxies received in this office later than 5:00 P.M. on October 22, 2004, will not be voted upon unless the shareholders are present to vote their shares.


Dated:
       ---------------------------




(Please mark, sign, date and return the Proxy Card promptly.)



-------------------------------        -------------------------------
Signature                              Signature if held jointly